CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of DNB Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Henry
F. Thorne, President and Chief Executive Officer, and Bruce E. Moroney, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Henry F. Thorne                                      /s/Bruce E. Moroney
-----------------------------------                     ------------------------
Henry F. Thorne                                         Bruce E. Moroney
President and Chief Executive Officer                   Chief Financial Officer


August 14, 2002